                                                                    EXHIBIT 99.2


                             [EL PASO ENERGY LOGO]

                           FORWARD-LOOKING STATEMENT

Information in this presentation may contain forward-looking statements or projections. The Company has made every reasonable effort to ensure that the information on which these projections are based is current, accurate and complete. However, a variety of factors could cause actual results to differ materially from the projections contained in the presentation. While the Company makes these projections in good faith, neither the Company nor its management can guarantee that the future results predicted in these projections will be achieved. Reference should be made to the Company's (and its affiliates') Securities and Exchange Commission filings for important factors that may affect actual results.

                             [EL PASO ENERGY LOGO]

                          El Paso Energy/Sonat Merger


                    [GRAPHIC -- MAKING HISTORY -- 70 YEARS]


                                   March 1999

Forward-looking Statement

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, oil and gas prices; general economic and weather conditions in geographic regions or markets served by El Paso and Sonat and their affiliates, or where operations of the companies and their affiliates are located; inability to realize anticipated synergies on an efficient basis; difficulty in integration of operations, and competition. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that the anticipated future results will be achieved. Reference should be made to the company's (and its affiliates') and Sonat Inc.'s (and its affiliates') Securities and Exchange Commission filings for additional important factors that may affect actual results.

Agenda

o    Transaction Overview and Strategic Benefits

o    Financial Review

o    Operations Review

     o    Pipelines

     o    E&P

     o    Power and Marketing

o    Summary

                             [EL PASO ENERGY LOGO]


                  Transaction Overview and Strategic Benefits


                    [GRAPHIC -- MAKING HISTORY -- 70 YEARS]

Transaction Overview

o    Stock-for-stock merger

o    One-for-one exchange ratio

o    Pooling of interests accounting

o    Approximately $6 billion value

     o    $4 billion equity issued

     o    $2 billion debt assumed

Leading U.S. Natural Gas Asset Base

                                    [MAP OF

                                EPG transmission
                                 EPG offshore
                               Sonat transmission]

Leading U.S. Natural Gas Asset Base


                                    [MAP OF

                                EPG transmission
                                 EPG offshore
                               Sonat transmission
                                EPG power plants
                               Sonat power plants]

Leading U.S. Natural Gas Asset Base

                                    [MAP OF
                                EPG transmission
                                  EPG offshore
                               Sonat transmission
                            EPG gathering/processing
                                EPG power plants
                                 Sonat storage
                               Sonat LNG facility
                               Sonat power plants
                             Oil and Gas E&P areas
                         Sonat exploration operations]

Strategic Benefits of Combination

o    Creates the preeminent natural gas company in North America

o    Adds high growth gas and power markets in Southeast and Florida

o Achieves size and scope of operations necessary for success in power industry

o    Offers significant operating synergies

     o    Interstate pipelines

     o    E&P and midstream, marketing and power

o    Obtains 1.6 Tcfe of natural gas reserves at low point in commodity cycle

Strategic Linkage with E&P

o    Pipelines

     o    Adds supply sources

o    Midstream

     o    Enhanced gathering and processing opportunities

     o    Added project opportunities for Leviathan

o    Gas marketing

     o    Equity production for wholesale business

     o    Complementary geographic fit with existing platform

o    Power generation

     o    Hedges long-term gas needs of power generation

     o    Expands development opportunities

Relative Size of Combined Company

$ Millions

                                                      Equity
                              1998 Net      1998      Market       Enterprise
                               Income      EBITDA      Value         Value
                              --------     -------    -------      ----------
Gas companies:

     Enron                    $  681      $  2,385    $ 22,661     $  34,968
     Williams Cos.               331         1,870      14,571        22,132
     El Paso/Sonat               377         1,596       8,223        14,142
     Coastal                     438         1,369       7,232        11,533

Utilities:

     Southern Co.                977         3,487      17,799        32,163
     Duke Energy               1,230         3,517      21,356        29,027
     PG&E                        719         3,680      11,861        23,776
     Reliant Energy              544         2,239       8,285        16,718

Ranking of Combined Company



                       Interstate     Interstate       Physical        Power          E&P
                        Miles of        Trans.       Gas Marketed     Marketed     Percentage
                        Pipeline       (Bcf/d)         (Bcf/d)        (MM MWh)       of EBIT
                       ----------     ----------     ------------     --------     ----------
El Paso/Sonat            40,600         12.4             6.4           18.8            9.9%
Enron                    32,000          8.6            11.4          163.0            7.9
Williams                 27,000          9.2             3.2           18.7            5.6
El Paso                  26,600          9.2             3.3           15.7             --
Duke Energy              26,000          5.7             7.5           37.0             --
KN Energy                24,600          6.7             3.5             --             --
Columbia                 18,500          2.3             4.2             --            6.4
Coastal                  18,000          5.6             3.6           20.4           12.4
Sonat                    14,000          3.2             3.1            3.1           28.9
CNG                       7,500          1.1              --             --           22.1%

Source: Gas Daily 3Q98 Ranking and DLJ Research

KEY FINANCIAL IMPACTS

o    Accretive to earnings and cash flow per share in 2000 and beyond

o    Enhanced growth opportunities

     o    Pipeline expansions
     o    Power generation
     o    Gathering and processing
     o    Gas and power marketing

o    Improved debt coverage ratios and overall balance sheet flexibility

[EL PASO ENERGY LOGO]


Financial Review


                    [GRAPHIC -- MAKING HISTORY -- 70 YEARS]

Combined Financial Statistics

$ and Shares Outstanding in Millions


                                                       Pro Forma
                         El Paso        Sonat          Combined
                         -------        -----          ---------
Total assets             $ 10,068       $ 4,370        $ 14,438
1998 EBITDA                   913           683           1,596
1998 net income               225           152             377
Total debt                  3,364         1,930           5,294
Equity market value*        4,290         3,307           8,223
1998 YE shares outstanding    120           110             230

*Based on 3/12/99 closing prices of $35.75 for EPG and $30.0625 for SNT

Valuation Metrics:
$6.0 Billion Deal
$ Billions


                             Implied        Valuation
Segment                       Value          Method
-------                      -------        ---------
Pipelines                    $ 3.5          20.5x 1999E pipeline earnings

Power, Marketing               0.5          Discounted Cash Flow
  & Other

Proved reserves                1.6          $1.00 per Mcfe
Non-proved reserves,           0.4          Market value of seismic/acreage
  seismic/acreage                             and risked reserves
                             -----
    Subtotal E&P             $ 2.0
                             -----
      Total                  $ 6.0
                             =====

2000 EBIT Contribution

Before Merger                      After Merger
-------------                      ------------
67% Regulated                      62% Regulated
33% Non-Regulated                  38% Non-Regulated

Pro Forma
Credit Impact Analysis


                                   Standalone          Pro Forma
                                   ----------          ---------
Total Debt/Total Capital             55.2%                58.3%

Total Debt/EBITDA                     3.7x                 3.3x

EBITDA/Interest                       3.4x                 4.1x

Unhedged Commodity Price
Sensitivity Analysis


                                 Standalone          Pro Forma
                                 ----------          ---------
EPS change / $.10 Mcf            1.5 cents           7.0 cents

EPS change / $1 Bbl               --                 2.3 cents

EPS change / $.01/gal. NGL       1.3 cents           0.7 cents

[EL PASO ENERGY LOGO]




Operations Review
                    [GRAPHIC -- MAKING HISTORY -- 70 YEARS]
Pipelines

Sonat Pipeline System



                                     [MAP OF
                            Southern Natural Gas Co.
                       Florida Gas Transmission Co. (50%)
                             Sea Robin Pipeline Co.
                         South Georgia Natural Gas Co.
                                Destin Pipeline
                              Underground Storage
                         Southern Energy LNG Terminal]

Excellent Gas Supply
and Market Fit




                                    [MAP OF
                          Midwestern Gas Transmission
                             Tennessee Gas Pipeline
                           East Tennessee Natural Gas
                             Sonat Pipeline System]

Key Attributes


o    Growing markets

     o    Leading position in rapidly growing markets in southeastern U.S.

     o Expansion opportunities in existing markets, North Carolina and Florida

o    Strong regulatory position

     o    Growing rate base

     o    No major contract expirations until 2002

o    Complements existing assets

Expansion Opportunities



                                     [MAP OF

                          Palmetto Interstate Pipeline
                            Joint venture with CP&L
                                200-300 MMcf/dr
                                  S200-250 MM
                                In-service 2002


                            North Alabama Expansion
                                   75 MMcf/d
                                     S67 MM
                                   In-service 1999


                             FGT Phase IV Expansion
                            Joint venture with Enron
                                   272 MMcf/d
                                    $350 MM
                              In-service May 2001]

                             [EL PASO ENERGY LOGO]



                               Operations Review

                    [GRAPHIC -- MAKING HISTORY -- 70 YEARS]

                                      E&P

Geographically Diversified
E&P Areas of Operation


                                     [MAP OF
                          1.6 Tcfe of proved reserves
                                89% natural gas
                           80% onshore; 20% offshore
                            Seven year reserve life
             Annual production of approximately 227 Bcf (620 MMcf/d)
                             Oil and Gas E&P Areas
                          Sonat Exploration Operations]

PRODUCTION AND RESERVES
BY AREA


                       1998        EOY 1998                      Reserves
                    Production     Reserves       Reserve        as a % of
                      (Bcfe)        (Bcfe)         Life            Total
                    ----------     --------       -------        ---------
North Louisiana/
  East Texas               84           614           7.3             38.8%
Anadarko                   29           328          11.3             20.7
Gulf of Mexico             82           328           4.0             20.7
Coal Gas                   19           197          10.4             12.5
Gulf Coast Onshore          6            20           3.3              1.3
West Texas                  7            95          13.5              6.0
                    ---------      --------       -------        ---------
    Total                 227(1)      1,582(2)        7.0              100%
                    =========      ========       =======        =========

(1) Excludes 49 Bcfe of production associated with properties sold in 1998.
(2) Does not reflect 19 Bcfe in royalties. Total proved reserves = 1,600 Bcfe.

            Enhanced Midstream Opportunities with Gulf of Mexico E&P



                                    [MAP OF
                              Tejas Power Systems
                            Leviathan Gas Pipeline
                              Sea Robin Pipeline
                                Destin Pipeline
                           Sonat Producing Properties
                          Sonat Undeveloped Properties
                               Sonat 3-D Seismic
                        1.7 MM net acres/94% undeveloped
                          6,232 blocks of 3-D seismic]

El Paso E&P Strategy

o    Manage for value creation and return, not reserve and production growth
     o  Strict criteria
     o  Earnings focus
o    Aggressively hedge price risk
o    Build synergies with other El Paso segments

[EL PASO ENERGY LOGO]


Operations Review


                    [GRAPHIC -- MAKING HISTORY -- 70 YEARS]


Power and Marketing

Unique Convergence
Strategy

o    Leading presence in highest growth power markets

o    Superior access to natural gas supplies

     o    Pipeline supply

     o    Equity gas

o    Over 4,000 MW of domestic power generation in place

o    No slow growth gas or electric distribution assets

o    Merger should accelerate growth

Combined Power and
Marketing Operations


                                    [MAP OF
                                 EPG pipelines
                                EPG power plants
                          EPG primary liquidity points
                                Sonat pipelines
                               Sonat power plants
                        Sonat primary liquidity points]

Proposed Merchant Plants

1996 to 2002

                                    [MAP OF
                           Total Generation 64,000 MW
                                 Gas Fired 93%]

NERC Region Coverage


Presence in Nine of Ten NERC Regions


                                    [MAP OF
                                      WSCC
                                      MAPP
                                      SPP
                                     ERCOT
                                      MAIN
                                      ECAR
                                      NPCC
                                      MAAC
                                      SERC
                                      FRCC]

[EL PASO ENERGY LOGO]

Summary

                    [GRAPHIC -- MAKING HISTORY -- 70 YEARS]

Seven Years of
El Paso Energy Growth

$ and Shares Outstanding in Millions




                              Post IPO         Post Tenneco          Pro Forma
                              3/31/92            3/31/97           Sonat Merger
--------------------------------------------------------------------------------
Total assets                 $ 2,081             $ 8,746             $ 14,438
Shares outstanding                74                 118                  230
Equity market value          $   844             $ 3,337             $  8,223
Total enterprise value       $ 1,481             $ 6,371             $ 14,142

Stock Price Appreciation

As of March 12, 1999



                                    [CHART]

DJ Pipe
290%

EPG
276%

S&P 500
221%